UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21583

Clough Global Allocation Fund
(Exact name of registrant as specified in charter)

1625 Broadway, Suite 2200, Denver, Colorado			80202
(Address of principal executive offices)			(Zip code)

Erin E. Douglas, Secretary Clough Global Allocation Fund 1625 Broadway, Suite 2200 Denver, Colorado 80202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-623-2577

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2006

Item 1. Reports to Stockholders.

CLOUGH GLOBAL ALLOCATION FUND 1625 Broadway, Suite 2200 Denver, CO 80202 1-877-256-8445

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information about the Fund, including a prospectus, please visit www.cloughglobal.com or call 1-877-256-8445.

Annual Report

March 31, 2006

SHAREHOLDER LETTER

March 31, 2006

To Our Shareholders:

The Clough Global Allocation Fund’s closing market price on March 31, 2006 was $23.99, an increase from it’s market price of $22.59 as of May 31, 2005. In addition, $1.72 per share in distributions were paid during the period, so the Fund’s total return to shareholders, including reinvested dividends, based on market price was 13.85%. Meanwhile the Fund’s underlying net asset value has increased, including reinvested dividends, 25.99% from $20.78 to $24.42 during the period.

Sometimes the popular trade is the right trade. Our energy shortage theme continues to be the largest component of the portfolio, particularly since the stocks have not moved up with the rise in crude oil. After outperforming for nearly three years, oil stocks began to correct back in late September 2005. Many natural gas stocks are well off their highs of last autumn. Nevertheless, as an investment theme we think energy has years to run. Our reason for thinking this is the huge capital needs required to bring on new hydrocarbon supplies. Since 2001, Exxon Mobil Corp has continued to significantly increase its capital expenditures, but the company’s production of oil and gas over the past five years has still declined. OPEC production hardly rose in 2005 despite a doubling of prices, indicating the absence of a supply response to higher oil prices. Meanwhile, global demand for both crude oil and specifically for gasoline in the U.S. is higher year-on-year.

Commodities are for the most part supply driven, and if depletion rates for the world’s major oil and gas fields are accelerating, and new supplies of consequence must come from as of yet undeveloped deep water reservoirs, it will be years before relief from high oil and gas prices is seen. It is estimated that development costs for new underwater fields may total $1.5 to $2.5 trillion. This has several consequences.

1)     The equity market capitalizations for oil and gas producers should rise. While a new oil exchange traded fund designed to track the level of crude oil prices has recently been introduced, we think investing in producing companies will be more rewarding than buying the commodity. Producers benefit from compounding cash flow returns even in a static high oil price world. A producer with long lived reserves should generate huge cash on cash returns, even if oil prices level off, for years. Earnings gains may slow in the absence of even higher prices, but equity values should continue to rise as free cash builds. Multiples are low on current estimates and the companies in this sector have little to no debt on their balance sheets.

2)     The entire equity market value of the oil service supplier industry is a small amount relative to the trillions of dollars about to be spent on oil field development. The Philadelphia Oil Service Index (OSX), which measures such things, was 145 in 1998; it stands at a little over 200 today. Yet Transocean Corp’s contract to supply a new drill-ship capable of drilling in 12,000 feet of water, a $650 million investment, gives that company visibility out to 2014 on some of its contracts.

3)     Today the natural gas producer stocks are off their late 2005 highs as high gas inventories and weak near-term prices are depressing the stocks. But excess gas supplies, the result of the warmest winter in 100 years, amount to a small percentage of annual usage. With gas well depletion rates running up to 30% annually, a warm summer with its attendant air conditioning needs would create renewed shortage.

We are also selectively invested in the metals sector where supplies remain tighter than many suspect. The financial markets are only now beginning to recognize the structural shortages inherent in the raw materials trade. Robust demand appears to be sustainable as infrastructure growth in developing economies looks to continue. New supplies are subject to long development timelines and rising marginal costs. China’s high savings rate keeps the cost of capital low and import needs for metals like copper and nickel will remain high. Media commentary of an inevitable natural resources bust appears to be far too anticipatory. The Financial Times quoted a McQuarie forecast that Chinese steelmakers will double production by 2010. That incremental tonnage is equal to the entire output European steelmakers produce today. China needs the steel and that is good for our holdings of iron ore producers.

Our funds are heavily leveraged to the forces of globalization. We think global capital flows will continue to increase and asset values will rise, particularly in Asia, Latin America and Eastern Europe. Japan in particular has become a source of global capital as it moves its M&A activity offshore. Corporate profits are strong and corporate debt in Japan is now below pre-bubble period. As the world comes to realize that even a U.S. consumption slowdown is unlikely to derail these economies, the investment dynamics in those regions will change, and growth will continue for industries whose demand is determined by what is occurring there. For example, the price of energy is determined as much by the economies in Asia, as in our North American futures markets. Non-China Asia and Japan are projected by the World Bank to enjoy growth of 6% or more this year.

We are invested in Japan. For years, Japan’s economy was the weakest of any developed nation. Today it is among the strongest, with domestic wages and salaries growing 3 ½% annually. We think cash flows are high and balance sheets are strong, which is helpful because the economy’s aged housing and business capital stocks need replacement. This provides a prescription for a strong domestic consumption and capital spending cycle. Domestic investors in Japan meanwhile are beginning to move their massive savings into stocks. Moreover, the Yen appears seriously undervalued and we think its recovery will add to our returns over time.

It is important to note many emerging markets are small, yet their economies have built a lot of wealth which we think is not yet reflected in their equities markets. In the U.S. markets, industry sectors that are leveraged to globalization represent perhaps 15-17% of the S&P 500 and the bulk of that is energy. We think over time it could migrate upwards of 30%.

The U.S. economy has proven remarkably resilient as the forces of globalization have overwhelmed the forces of U.S. debt liquidation, but that could change. The weak link in the global economy is the U.S. consumer and everyone recognizes that. Consumer stocks have been weak for years. Later this year, nearly 20% of outstanding adjustable rate mortgages will reprice upwards and as the Fed moves toward a 5% Fed Funds Rate, the cost of financial sector liabilities like deposits and bank prime rates will likely move upwards as well. If there are weak balance sheets out there, we think that should soon become visible as marginal borrowers and lenders get squeezed. Given the large rise in household debt in this cycle, there is a tipping point to consumer spending somewhere at a Fed Funds rate that may not be too far from today’s. Yet, the global economy still enjoys a large liquidity overhang, and it is our view that once U.S. consumption slows and the fed signals it has tightened enough, bond yields should fall and the globalization trade will likely do well.

We thank you for investing in the Clough Global Allocation Fund and invite you to read updates on the website www.cloughglobal.com.

Sincerely,

Charles I. Clough, Jr.
Chairman and CEO of Clough Capital Partners, L.P.

Clough Capital Partners, L.P. is a Boston-based investment management firm that has approximately $1.5 billion under management. For equities, the firm uses a global and theme-based investment approach based on identifying chronic shortages and growth opportunities. For fixed-income, Clough believes changing economic fundamentals help reveal potential global credit market opportunities based primarily on flow of capital into or out of a country. Clough was founded in 2000 by Chuck Clough and partners James Canty and Eric Brock. These three are the portfolio managers for the Clough Global Allocation Fund.

PORTFOLIO ALLOCATION

March 31, 2006

Asset Type (As a percentage of total investments)

Common Stocks	77.11%
U.S. Government & Agency Obligations	10.15%
Corporate Bonds & Notes	5.20%
Exchange Traded Funds	4.91%
Foreign Government & Agency Obligations	1.46%
Preferred Stock	0.37%
Closed-End Funds	0.31%
Money Market Mutual Funds	0.30%
Options Purchased	0.19%

Global Breakdown (As a percentage of total investments)

United States	49.32%
Japan	19.75%
Brazil	6.93%
Canada	6.73%
Great Britain	3.89%
China	1.93%
Hong Kong	1.81%
Bermuda	1.74%
Israel	1.45%
Australia	1.22%
Russia	1.07%
Malaysia	0.82%
South Africa	0.67%
Netherlands	0.43%
Ireland	0.41%
Thailand	0.38%
Panama	0.34%
India	0.27%
Spain	0.25%
Taiwan	0.21%
Chile	0.15%
South Korea	0.14%
Singapore	0.07%
New Zealand	0.02%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

March 31, 2006

To the Board of Trustees and Shareholders of
Clough Global Allocation Fund:

We have audited the accompanying statement of assets and liabilities of Clough Global Allocation Fund (the “Fund”), including the statement of investments, as of March 31, 2006, and the related statement of operations for the period from June 1, 2005 to March 31, 2006, the statements of changes in net assets for the periods from June 1, 2005 to March 31, 2006 and from July 28, 2004 (commencement of operations) to May 31, 2005, and the financial highlights for periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clough Global Allocation Fund as of March 31, 2006, the results of its operations for the period from June 1, 2005 to March 31, 2006, the changes in its net assets for the periods from June 1, 2005 to March 31, 2006 and from July 28, 2004 (commencement of operations) to May 31, 2005, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

May 19, 2006

STATEMENT OF INVESTMENTS

March 31, 2006

	Shares	Value
COMMON STOCK 106.5%
Consumer/Retail 7.32%
B & G Foods Inc.	67,000	$966,140
Bridgestone Corp. (a)	109, 000	2,273,534
Coinmach Service Class A	50,000	470,000
Daimaru Inc.	101,000	1,487,969
Fast Retailing Company Ltd. (a)	16,000	1,564,656
Komeri Company Ltd.	52,100	1,947,664
Matsumotokiyoshi Co.	21,900	627,043
Mitsukoshi Ltd. (a)	195,000	1,250,850
Nikon Corp. (a)	86,000	1,541,716
Sapporo Holdings Ltd. (a)	117,000	612,337
Station Casinos Inc.	1,600	126,992
Sugi Pharmacy Co.	8,800	211,215
Toppan Forms Company Ltd.	41,300	689,854
Uni-Charm Corp.	49,500	2,430,841
Wacoal Holdings Corp.	35,900	488,020
Yamada Denki Co. Ltd.	3,500	403,526
York-Benimaru Co. Ltd.	33,000	1,087,851
		18,180,208

Energy 27.12%
Coal 3.74%
ALPHA Natural Resources Inc. (a)	52,400	1,212,536
Arch Coal Inc.	8,200	622,708
CONSOL Energy Inc.	6,000	444,960
Fording Canadian Coal Trust	63,500	2,412,365
KFx Inc. (a)	43,700	795,340
Massey Energy Company	15,200	548,264
Peabody Energy Corp.	44,800	2,258,368
Walter Industries Inc.	15,000	999,300
		9,293,841

Exploration & Production 8.27%
Amerada Hess Corp.	16,100	2,292,640
Anadarko Petroleum Corp.	25,000	2,525,250
Canadian Natural Resources Ltd.	34,800	1,927,572
Cheniere Energy Inc. (a)	18,000	730,260
Chesapeake Energy Corp.	61,800	1,941,138
Chevron Corp	5,000	289,850
ConocoPhillips	5,000	315,750
Encana Corp.	45,500	2,126,215
Kerr-McGee Corp.	24,000	2,291,520
McMoran Exploration (a)	10,000	178,400
Nexen Inc.	13,000	715,520
OAO Gazprom - Spon ADR	21,600	1,976,400
Parallel Petro Corp. (a)	10,000	184,500
Petro-Canada	2,200	104,698
Petrohawk Energy (a)(b)	18,000	246,600
Plains Exploration & Production Co. (a)	15,000	579,600

	Shares	Value
Exploration & Production (continued)
Range Resources Corp.	10,000	$273,100
Southwestern Energy (a)	40,000	1,287,600
Suncor Energy Inc.	6,000	462,120
Tronox Inc - Class B (a)	4,839	82,221
		20,530,954

Oil Services and Drillers 12.34%
Addax Petro Corp. 144A (a)(c)	12,200	292,503
Addax Petroleum Corp. (a)	4,300	103,096
Atwood Oceanics Inc. (a)	2,500	252,525
BJ Services Company	27,100	937,660
Cooper Cameron Corp. (a)	24,200	1,066,736
Diamond Offshore Drilling Inc.	44,200	3,955,900
ENSCO International Inc.	3,000	154,350
EOG Resources. Inc.	7,000	504,000
FMC Technologies, Inc. (a)	15,000	768,300
Global SantaFe Corp.	15,500	941,625
Grant Prideco Inc. (a)	52,100	2,231,964
Halliburton Company	37,300	2,723,646
Helix Energy Solution (a)	33,000	1,250,700
Hornbeck Offshore Services Inc. (a)	10,000	360,700
Hydril (a)	15,000	1,169,250
Nabors Industries Ltd. (a)	20,000	1,431,600
National - Oilwell Inc. (a)	27,570	1,767,788
Noble Corp.	22,500	1,824,750
Oil States International Inc. (a)	28,300	1,042,855
Rowan Cos Inc.	6,000	263,760
Schlumberger Ltd.	10,000	1,265,700
Tidewater Inc.	16,000	883,680
Transocean Inc. (a)	32,100	2,577,630
Veritas DGC Inc. (a)	25,000	1,134,750
Weatherford International (a)	38,300	1,752,225
		30,657,693

Refiners 2.77%
Frontier Oil Corp.	21,000	1,246,350
Holly Corp.	10,000	741,200
Tesoro Corp.	20,000	1,366,800
Valero Energy Corp.	59,000	3,527,020
		6,881,370
TOTAL ENERGY		67,363,858

Finance 21.75%
Banks 15.70%
Banco Bilbao Vizcaya - Spon ADR	35,300	736,005
Banco Bradesco Spon ADR	8,600	308,826
Bank of Ireland	8,100	150,185
Bank of Yokohama Ltd.	659,000	5,397,417
Barclays PLC - Spon ADR	21,700	1,015,560

	Shares	Value
Banks (continued)
Brookline Bancorp, Inc.	40,000	$619,600
Daiwa Securities Group Inc.	569,000	7,633,398
Fidelity Bankshares, Inc.	25,470	856,556
HSBC Holdings PLC - Spon ADR	18,100	1,516,418
ICICI Bank Ltd.-Spon ADR	28,900	799,952
Joyo Bank Ltd.	351,000	2,475,191
Mellon Financial	19,900	708,440
Mizuho Financial Group Inc.	364	2,978,182
Nikko Cordial Corp.	345,000	5,715,803
Nomura Holdings Inc. - ADR	135,800	3,010,686
Nomura Holdings Inc.	80,000	1,784,197
Shizuoka Bank Ltd.	213,000	2,149,907
Siam Commercial Bank (a)	680,000	1,128,232
		38,984,555

Non-Bank 6.05%
Apollo Investment Corp.	414,089	7,374,926
Freddie Mac	12,500	762,500
Hong Kong Exchanges (a)	214,000	1,290,760
Mitsubishi Tokyo Financial - ADR	111,400	1,694,394
Mitsubishi UFJ Financial Group Inc.	208	3,180,969
Thomas Weisel Group (a)	2,400	52,560
Waddell & Reed Financial Inc.- Class A	28,500	658,350
		15,014,459
TOTAL FINANCE		53,999,014

Healthcare 2.19%
BioSphere Medical (a) (b)	50,000	375,000
BioSphere Medical Inc. (a)	182,703	1,370,272
Elan Corp Plc- Spon ADR (a)	74,000	1,068,560
Sepracor Inc. (a)	53,700	2,621,097
		5,434,929

Industrial 12.41%
Airport Facilities Co., Ltd.	59,000	399,014
American Science & Engineering Inc. (a)	43,000	4,016,200
Bunge Ltd.	10,700	596,097
Chicago Bridge & Iron Company - NY shares	53,100	1,274,400
Dresser-Rand Group Inc. (a)	31,971	794,479
Empresa Brasileira de Aeronautica -Spon ADR	33,600	1,238,160
Fluor Corp.	7,000	600,600
Foster Wheeler Ltd. (a)	21,500	1,017,165
General Electric Co.	55,800	1,940,724
Hexcel Corp. (a)	100,800	2,214,576
Infrasource Services (a)	12,000	206,520
Insituform Technologies - Class A (a)	40,500	1,077,300
Jacobs Engineering Group Inc. (a)	9,000	780,660
Kokuyo Company, Ltd.	114,500	1,727,714
Magal Security Systems Ltd. (a)	66,443	875,719

	Shares	Value
Industrial (continued)
Methanex Corp.	129,800	$2,664,794
Middleby Corp. (a)	4,800	401,856
Nisshinbo Industries Inc. (a)	137,000	1,535,285
Noritz Corp.	41,200	798,097
Pasona Inc.	668	1,572,099
Primary Energy Recycling Corp. (a)(c)	116,600	918,543
Sasol LTD-Spon ADR	52,500	1,986,075
The Shaw Group, Inc. (a)	19,600	595,840
Washington Group International Inc.	10,000	573,900
Willbros Group Inc. (a)	49,500	1,006,830
		30,812,647

Insurance 6.15%
Allstate Corp / The	25,000	1,302,750
American International Group	24,000	1,586,160
Arthur J Gallagher & Co.	15,600	433,836
Aspen Insurance Hldg.	8,200	202,212
Axis Capital Holdings	20,000	598,000
Bristol West Holdings Inc.	116,900	2,250,325
CNA Financial Corp. (a)	16,300	518,992
Everest Re Group Ltd.	6,000	560,220
Hanover Insurance Group Inc.	10,000	524,200
IPC Holdings Ltd.	21,700	608,685
Marsh & McLennan Cos Inc.	50,900	1,494,424
Montpelier Re Holdings Ltd.	5,000	81,500
PartnerRe Ltd.	51,800	3,216,262
Platinum Underwriters Holdings	27,000	785,700
St. Paul Travelers Cos Inc.	14,400	601,776
Willis Group Holdings Ltd.	15,000	513,900
		15,278,942

Media 0.36%
Toho Co., Ltd.	46,000	887,171

Metals & Mining 7.49%
BHP Billiton Ltd - Spon ADR	56,300	2,243,555
Cia Vale do Rio Doce - ADR (a)	44,700	2,169,291
Cleveland-Cliffs Inc.	12,200	1,062,864
Coeur d’Alene Mines (a)	161,000	1,056,160
First Quantum Minerals Ltd. (a)	4,800	197,285
Ivanhoe Mines Ltd. (a)	208,900	2,011,707
JSC MMC Norilsk Nickel - ADR	12,100	1,179,750
North American Palladium Ltd. (a)	46,500	542,655
Olin Corp.	103,100	2,213,557
Pan American Silver Corp. (a)	51,400	1,305,560
Phelps Dodge Corp.	10,000	805,300
Rio Tinto PLC - Spon ADR	8,200	1,697,400
Sherritt International Corp.	233,000	2,124,802
		18,609,886

	Shares	Value
Real Estate 1.35%
Ashford Hospitality	48,000	$595,200
Goldcrest Company Ltd.	26,000	1,254,716
TOC Co. Ltd.	26,650	167,100
Trustreet Properties Inc.	88,600	1,345,834
		3,362,850
Technology & Communications 10.65%
Avnet Inc. (a)	30,400	771,552
Canadian Satellite (a)	16,000	141,799
Canadian Satellite 144A (a) (c)	32,000	283,598
Cisco Systems Inc. (a)	94,500	2,047,815
Micron Technology (a)	68,000	1,000,960
Microsoft Corp.	61,700	1,678,857
Motorola, Inc.	133,900	3,067,649
News Corp - Class B	184,500	3,239,820
Oracle Corp. (a)	341,600	4,676,504
Photon Dynamics Inc. (a)	30,000	562,500
Radvision Ltd. (a)	192,445	3,435,143
Research In Motion (a)	48,700	4,133,656
Semitool Inc. (a)	95,000	1,080,150
Verint Systems Inc. (a)	9,300	328,941
		26,448,944
Transportation 3.87%
Central Japan Railway Company	31	305,523
East Japan Railway Company	190	1,407,647
Gol - Linhas Aereas - ADR (a)	58,800	1,575,840
Lan Airlines - Spon ADR	11,000	431,090
Nippon Express Co., Ltd.	270,000	1,532,370
Tokyo Corp.	336,000	2,263,789
US Airways Group Inc. (a)	52,081	2,083,240
		9,599,499
Utilities 5.84%
British Energy Group PLC (a)	111,200	1,255,799
Dynegy Inc. - Class A (a)	28,500	136,800
El Paso Corp.	58,000	698,900
Exelon Corp.	22,000	1,163,800
FPL Group	20,000	802,800
ITC Holdings Corp.	6,800	178,500
McDermott International Inc. (a)	28,500	1,551,825
NRG Energy Inc. (a)	20,000	904,400
PPL Corp.	28,000	823,200
Public Service Enterprise Group Inc.	31,700	2,030,068
Reliant Energy Inc. (a)	51,400	543,812
Southern Company	22,000	720,940
Southern Union Company	31,550	783,386
Williams Cos., Inc.	136,300	2,915,457
		14,509,687
TOTAL COMMON STOCKS
(Cost $222,561,418)		264,487,635

		Shares	Value
EXCHANGE TRADED FUNDS 6.78%
iShares
FTSE/Xinhua China 25 Index Fund		76,900	$5,712,132
MSCI Brazil		32,500	1,298,375
MSCI Canada		28,000	661,640
MSCI Hong Kong		268,800	3,626,112
MSCI Malaysia		323,400	2,415,798
MSCI Pacific		20,000	2,099,000
MSCI South Korea		9,000	419,850
MSCI Taiwan		48,400	616,132
TOTAL EXCHANGE TRADED FUNDS
(Cost $15,036,986)			16,849,039

PREFERRED STOCK 0.51%
Ashford Hospitality Trust, Inc. 8.55% (a)		50,000	1,275,000
TOTAL PREFERRED STOCK
(Cost $1,250,000)			1,275,000

SHORT TERM INVESTMENTS 0.41%
JP Morgan Prime		1,021,373	1,021,373
TOTAL SHORT TERM INVESTMENTS
(Cost $1,021,373)			1,021,373

CLOSED-END FUNDS 0.42%
The Ottoman Fund (a) (c)		515,340	1,052,043
TOTAL CLOSED-END FUNDS
(Cost $896,434)			1,052,043

		Principal
Due Date	Coupon	Amount	Value
CORPORATE BONDS 7.18%

Barclays Bank PLC
09/24/2007	17.00%	$3,000,000	3,217,082
09/26/2007	17.05%	5,000,000	5,350,770
09/28/2007	16.90%	5,000,000	5,369,326
J Ray McDermott SA
2/15/2013 (c)	11.50%	3,325,000	3,898,562

TOTAL CORPORATE BONDS
(Cost $16,903,148)			17,835,740

		Principal
Due Date	Coupon	Amount	Value
GOVERNMENT & AGENCY OBLIGATIONS 16.04%
Non-U.S. Government Obligations 2.01%
UK Treasury
09/07/2015	4.75%	$2,800,000	$4,996,091

U.S. Government Obligations 14.03%
U.S. Treasury Bill
04/20/2006*	4.47%	17,000,000	16,964,433

U.S. Treasury Bond
08/15/2022*	4.75%	6,500,000	8,062,541
02/15/2025 *	7.25%	7,500,000	9,805,665
TOTAL U.S. GOVERNMENT OBLIGATIONS			34,832,639
TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $ 40,574,574)			39,828,730

Expiration	Exercise	Number
Date	Price	of Contracts	Value
PURCHASED OPTIONS 0.26%
Energy Select Sector
June, 2006	$52.00	1,000	135,000
iShares Russell 2000
May, 2006	$65.00	1,000	12,500
May, 2006	$70.00	10,000	375,000
Oil Service HOLDRS
April, 2006	$130.00	3,000	120,000

TOTAL PURCHASED OPTIONS
(Cost $3,943,550)			642,500

Total Investments - 138.10%
(Cost $ 302,187,483)			342,992,060

Other Assets in Excess of Liabilities - 0.17%			412,594

Liquidation Preference of Auction Market Preferred Shares, Series W28 (including dividends payable on preferred shares) - (38.27)%			(95,050,717)

NET ASSETS - 100.00%			$248,353,937

* Security, or portion of security, is being held as collateral for written options and/or short sales.

SCHEDULE OF OPTIONS WRITTEN

	Expiration	Exercise	Number
	Date	Price	of Contracts	Value
PUT OPTIONS WRITTEN
Energy Select Sector	June, 2006	$45.00	500	$(11,250)
iShares Russell 2000	May, 2006	63.00	11,700	(58,500)

TOTAL PUT OPTIONS WRITTEN
(Premiums received $491,939)				$(69,750)

SCHEDULE OF SECURITIES SOLD SHORT

Name			Shares	Value
Amazon.com Corp. (a)			(23,200)	(847,032)
Comerica Inc.			(10,000)	(579,700)
Countrywide Financial			(131,000)	(4,807,700)
Dillards Inc. - Class A			(104,000)	(2,708,160)
Energy Select Sector			(100,000)	(5,433,000)
Factset Research Systems Inc.			(36,400)	(1,614,340)
Ford Motor Co.			(111,700)	(889,132)
Frontline Limited			(26,600)	(890,834)
Harley-Davidson Inc.			(31,900)	(1,654,972)
IndyMac Bancorp Inc.			(5,000)	(204,650)
iShares MSCI Japan			(385,100)	(5,545,440)
Jefferies Group Inc.			(32,800)	(1,918,800)
LandAmerica Financial			(57,300)	(3,887,805)
Lear Corp.			(25,000)	(443,250)
Polaris Industries Inc.			(76,900)	(4,195,664)
Royal Caribbean Cruises Ltd.			(28,200)	(1,184,964)
Ship Finance International Ltd.			(15)	(257)
Sony Corp. - ADR			(53,300)	(2,455,531)
Tellabs Inc. (a)			(114,000)	(1,812,600)
Thor Industries Inc			(30,900)	(1,648,824)
Toro Co.			(55,200)	(2,635,800)
TRW Automotive Hldgs. (a)			(35,000)	(815,500)
Winnebago Industries			(18,300)	(555,222)
TOTAL SECURITIES SOLD SHORT
(Proceeds $ 44,377,793)				$(46,729,177)

ADR -	American Depositary Receipt
(a)	Non Income Producing Security
(b)	Private Placement; these Securities may only be resold in transactions exempt from registration under the securities Act of 1933.
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities had total value of $6,445,249 or 2.60% of net assets.

See Notes to Financial Statements

STATEMENT OF ASSETS & LIABILITIES

March 31, 2006

Assets:
Investments, at value (Cost - see below)	$342,992,060
Cash	1,701,063
Deposit with broker for securities sold short and written options	38,076,041
Dividends receivable	675,599
Interest receivable	1,514,121
Receivable for investments sold	15,091,038
Other assets	153,406
Total Assets	400,203,328

Liabilities:
Securities sold short (Proceeds $44,377,793)	46,729,177
Put options written at value (Premiums received $491,939)	69,750
Payable for investments purchased	9,548,453
Dividends payable	32,818
Accrued investment advisory fee	238,081
Accrued administration fee	96,933
Accrued trustees fee	4,830
Accrued offering costs	69,588
Other payables	9,044
Total Liabilities	56,798,674

Preferred Stock (unlimited shares authorized):
Auction market preferred shares, Series W28, including dividends payable on preferred shares ($25,000 liquidation value per share, no par value, 3,800 shares issued and outstanding)	95,050,717
Net Assets	$248,353,937
Cost of investments	$302,187,483

Composition of Net Assets:
Paid in capital	194,387,893
Overdistributed net investment income	(1,348,110)
Accumulated net realized gain on investments, options, securities sold short and foreign currency transactions	16,413,051
Net unrealized appreciation in value of investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	38,901,103
Net Assets	$248,353,937

Shares of common stock outstanding of no par value, unlimited shares authorized	10,169,924
Net asset value per share	$24.42

See Notes to Financial Statements

STATEMENT OF OPERATIONS

For the period June 1, 2005 to March 31, 2006

Investment Income:
Dividends (Net of foreign withholding taxes of $131,539)	$3,512,134
Interest on investment securities	4,587,953
Interest on margin account	1,201,351
Total Income	9,301,438

Expenses:
Investment advisory fee	2,278,995
Administration fee	927,877
Trustees fee	131,629
Dividend expense - short sales	463,490
Broker/dealer fees	199,108
Miscellaneous	15,893
Total Expenses	4,016,992

Net Investment Income	5,284,446

Net realized gain (loss) on:
Investment securities	36,112,617
Foreign currency transactions	(1,485)
Options	(5,343,278)
Securities sold short	(2,908,623)
Change in net unrealized appreciation / depreciation on investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	23,084,556
Net gain on investments, options, securities sold short, and foreign currency transactions	50,943,787
Distributions to Preferred Shareholders from Net Investment Income	(3,142,625)
Net Increase in Net Assets Attributable to Common Shares from Operations	$53,085,608

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

		For the
	For the	Period
	Period	July 28, 2004
	June 1, 2005 to	(incep.) to
	March 31, 2006	May 31, 2005
Common Shareholder Operations:
Net investment income	$5,284,446	$2,010,991
Net realized gain (loss) from:
Investment securities	36,112,617	6,458,848
Foreign currency transactions	(1,485)	1,321,704
Options	(5,343,278)	(115,697)
Securities sold short	(2,908,623)	2,929,786
Change in net unrealized appreciation / depreciation on investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	23,084,556	15,816,547
Distributions to Preferred Shareholders:
From net investment income	(2,734,581)	(1,340,792)
From net realized gains	(408,044)	—
Net increase in net assets attributable to common shares from operations	53,085,608	27,081,387

Distributions to Common Shareholders:
From net investment income	(16,148,118)	(9,063,234)
From net realized gain	(992,252)	—
Net decrease in net assets from distributions	(17,140,370)	(9,063,234)

Capital Share Transactions:
Proceeds from sales of shares, net of offering costs	—	166,775,000
Proceeds from the underwriters’ over-allotment option of common shares exercised, net of offering costs	—	17,535,200
Net asset value of common stock issued to stockholders from reinvestment of dividends	7,148,407	4,081,939
Costs from issuance of preferred shares	—	(1,250,000)
Net increase in net assets from capital share transactions	7,148,407	187,142,139
Net Increase in Net Assets Attributable to Common Shares	43,093,645	205,160,292

Net Assets Attributable to Common Shares:
Beginning of period	205,260,292	100,000
End of period*	$248,353,937	$205,260,292

* Includes overdistributed net investment income of:	$(1,348,110)

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

	For the		For the Period
	Period		July 28, 2004
	June 1, 2005 to		(incep.) to
	March 31, 2006		May 31, 2005
Per Common Share Operating Performance
Net asset value - beginning of period	$20.78		$19.10
Income from investment operations:
Net investment income	0.56		0.08
Net realized and unrealized gain on investments	5.11		2.84
Distributions to Preferred Shareholders:
From net investment income	(0.31)		(0.14)
Total from investment operations	5.36		2.78

Distributions to common shareholders:
From net investment income	(1.05)		(0.93)
From net realized gain	(0.67)		(0.00)
Total distributions to common shareholders	(1.72)		(0.93)

Capital Share Transactions:
Common share offering costs charged to paid in capital	—		(0.04)
Preferred share offering costs and sales load charged to paid in capital	—		(0.13)
Total capital share transactions	—		(0.17)
Net asset value - end of period	$24.42		$20.78
Market price - end of period	$23.99		$22.59

Total Investment Return - Net Asset Value (1)	25.99%		13.89%
Total Investment Return - Market Price (1)	13.85%		18.24%

Ratios and Supplemental Data
Net assets attributable to common shares, end of period (000)	$248,354		$205,260
Ratio to average net assets attributable to common shareholders:
Net expenses(3)	2.07	%(2)	1.89	%(2)
Net expenses excluding dividends on short sales(3)	1.83	%(2)	1.54	%(2)
Net investment income(3)	2.73	%(2)	1.23	%(2)
Preferred share dividends	1.62	%(2)	0.82	%(2)
Portfolio turnover rate	182%		236%

Auction Market Preferred Shares
Liquidation value, end of period, including dividends on preferred shares (000)	$95,051		$95,050
Total shares outstanding (000)	3.8		3.8
Asset coverage per share(4)	$90,370		$79,029
Liquidation preference per share	$25,000		$25,000
Average market value per share(5)	$25,000		$25,000

(1)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value excludes a sales load of $0.90 per share for the period. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(2)	Annualized
(3)	Ratios do not reflect dividend payments to preferred shareholders.
(4)	Calculated by subtracting the Fund’s total liabilities (excluding Preferred Shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding
(5)	Based on monthly prices.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

March 31, 2006

1.     SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Allocation Fund is a closed-end management investment company (the “Fund”) that was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated April 27, 2004. The Fund is a non-diversified series with an investment objective to provide a high level of total return. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest.

Security Valuation: The net asset value per Share of the Fund is determined no less frequently than daily, on each day that the American Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. Securities held by the fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Over-the-counter securities traded on NASDAQ are valued based upon the closing price. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Securities for which there is no such quotation or valuation and all other assets are valued at fair value in good faith by or at the direction of the Trustees.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is included with the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Options: The Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non- income producing securities.

Written option activity as of March 31, 2006 was as follows:

Written Put Options	Contracts	Premiums
Outstanding, May 31, 2005	6,200	$1,104,985
Positions opened	24,400	1,539,130
Expired	(17,150)	(2,024,181)
Closed	(2,000)	(127,995)
Split	750	—
Outstanding, March 31, 2006	12,200	$491,939
Market Value, March 31, 2006		$(69,750)

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Distributions to Shareholders: The Fund intends to make a level dividend distribution each quarter to Common Shareholders after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by the Fund on the ex-dividend date. The Fund has applied to the Securities and Exchange Commission for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of the Fund with respect to its Common Shares calls for periodic (e.g., quarterly/monthly) distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Use of Estimates: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

2.     TAXES

Classification of Distributions: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the periods ended March 31, 2006 and May 31, 2005, was as follows:

	2006	2005
Distributions paid from:
Ordinary Income	$18,882,699	$10,404,026
Long-Term Capital Gain	1,400,296	—
Total	$20,282,995	$10,404,026

Components of Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended March 31, 2006, certain differences were reclassified. The Fund decreased accumulated net investment loss by $12,250,143, decreased accumulated net realized gain by $12,247,490 and decreased paid in capital by $2,653. These differences were primarily due to the differing tax treatment of foreign currency and certain other investments and the tax treatment of distributions.

As of March 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	12,368,546
Accumulated net realized gain	6,026,206
Unrealized appreciation	35,571,292
Total	$53,966,044

Net unrealized appreciation/depreciation of investments based on federal tax cost as of March 31, 2006, were as follows:

Gross appreciation (excess of value over tax cost)	43,967,239
Gross depreciation (excess of tax cost over value)	(6,492,473)
Net unrealized appreciation	37,474,766
Cost of investments for income tax purpose	$305,517,294

3.     CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized. Of the 10,169,924 common shares outstanding on March 31, 2006, ALPS Mutual Funds Services, Inc. owned 5,236 shares.

Transactions in common shares were as follows:

	For the	For the
	Period Ended	Period Ended
	March 31, 2006	May 31, 2005
Common shares outstanding - beginning of period	9,877,834	5,236
Common shares issued in connection with initial public offering	—	8,750,000
Common shares issued from underwriters’ over-allotment option exercised	—	920,000
Common shares issued as reinvestment of dividends	292,090	202,598
Common shares outstanding - end of period	10,169,924	9,877,834

Preferred Shares: On September 15, 2004, the Fund’s Board of Trustees authorized the issuance of an unlimited number of no par value preferred shares, in addition to the existing common shares, as part of the Fund’s leverage strategy. Preferred shares issued by the Fund have seniority over the common shares.

The Fund is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value. Specifically, the Fund is required under the Investment Company Act of 1940 to maintain an asset coverage with respect to the outstanding preferred shares of 200% or greater.

The Fund has one series of Auction Market Preferred Shares (“AMPS”), W28. On December 1, 2004, the Fund issued 3,800 shares of AMPS with a net asset and liquidation value of $25,000 per share plus accrued dividends. Dividends on the AMPS are cumulative and are paid based on an annual rate set through auction procedures. Distributions of net realized capital gains, if any, are paid annually. As of March 31, 2006, the annualized dividend rate for the AMPS was 4.75%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. The rate may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders. Preferred Shares, which are entitled to one vote per share, generally vote with the Common Shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

4.     PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the period ended March 31, 2006 aggregated $544,428,876 and $586,349,259, respectively. Purchase and sales of U.S. government and agency securities, other than short-term securities, for the period ended March 31, 2006 aggregated $114,753,808 and $169,242,221, respectively.

5.     INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Clough Capital Partners L.P. (“Clough”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 0.70% based on the Fund’s average daily total assets, computed daily and payable monthly.

ALPS Mutual Funds Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.285% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, and extraordinary expenses.

6.     OTHER

The Independent Trustees of the Fund receive a quarterly retainer of $3,500 and an additional $1,500 for each meeting attended.

As approved by the Board of Trustees of the Fund, the fiscal year-end changed to March 31, effective March 15, 2006.

DIVIDEND REINVESTMENT PLAN

March 31, 2006 (unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York (the “Plan Administrator” or “BONY”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by BONY as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting BONY, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants. In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, 101 Barclay Street, New York, New York 10286, 20th Floor, Transfer Agent Services, (800) 433-8191.

FUND PROXY VOTING POLICIES & PROCEDURES

March 31, 2006 (unaudited)

Fund policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund for the period ended June 30, 2005 are available without a charge, upon request, by contacting the Fund at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

March 31, 2006 (unaudited)

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available upon request, by contacting the Fund at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov. You may also review and copy form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

NOTICE

March 31, 2006 (unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

TAX DESIGNATIONS

March 31, 2006 (unaudited)

The Fund designates the following for federal income tax purposes for the year ended March 31, 2006:

Dividends Received Deduction	7.19%
Qualified Dividend Income	12.84%

TRUSTEES & OFFICERS

March 31, 2006 (unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” Additional information about the Trustees is available, without charge, upon request by contacting the Fund at 1-877-256-8445.

INTERESTED TRUSTEES AND OFFICERS

			Number of
Name, Age and Address	Position(s) Held with Funds/ Length of Time Served	Principal Occupation(s) During past 5 years* and other Directorships Held by Trustee	Portfolios in Fund Complex Overseen by Trustee

W. Robert Alexander Age - 78 1625 Broadway, Ste. 2200 Denver, CO 80202	Trustee and Chairman/Since Inception	Mr. Alexander was the Chief Executive Officer & Chairman of ALPS until September 30, 2005. Mr. Alexander is currently a member of the Board of Trustees of the Hunter and Hughes Trusts as well as Chairman of Reaves Utility Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust, and Financial Investors Variable Insurance Trust. Mr. Allexander is on the Board of Directors of ALPS Holding, Inc. Because of his affiliation with ALPS, Mr. Alexander is considered an “interested” Trustee of the Fund.	3

James E. Canty Age - 43 One Post Office Square 40th Floor Boston, MA 02109	Trustee and Portfolio Manager/ Since Inception

Mr. Canty is a founding partner, Chief Financial Officer and General Counsel for Clough. Prior to founding Clough in 2000, Mr. Canty worked as a corporate and securities lawyer and Director of Investor Relations for Converse, Inc. from 1995 to 2000. He was a corporate and securities lawyer for the Boston offices of Goldstein & Manello, P.C. from 1993 to 1995 and Bingham, Dana and Gould from 1990 to 1993. Mr. Canty served as an Adjunct Professor at Northeastern University from 1996 to 2000. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd and Board of Trustees of Clough Global Equity Fund and Clough Global Opportunities Fund. Because of his affiliation with Clough, Mr. Canty is considered an ‘‘interested’’ Trustee of the Fund.

			3

Number of
Name, Age and Address	Position(s) Held with Funds/ Length of Time Served	Principal Occupation(s) During past 5 years* and other Directorships Held by Trustee	Portfolios in Fund Complex Overseen by Trustee

Edmund J. Burke Age - 45 1625 Broadway, Ste. 2200 Denver, CO 80202	President/Since Inception

Mr. Burke is President and a Director of ALPS. Mr. Burke joined ALPS in 1991 as Vice President and National Sales Manager. Because of his position with ALPS, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is currently the President of Reaves Utility Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust, and Financial Investors Variable Insurance Trust.

N/A

Jeremy O. May Age - 36 1625 Broadway, Ste. 2200 Denver, CO 80202	Treasurer/Since Inception

Mr. May is Managing Director of ALPS. Mr. May joined ALPS in 1995 as a Controller. Because of his position with ALPS, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is currently the Treasurer of Reaves Utility Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust, Financial Investors Variable Insurance Trust, and First Funds.

N/A

Kimberly R. Storms Age - 33 1625 Broadway, Suite 2200 Denver, CO 80202	Assistant Treasurer/Since July 13, 2005

Ms. Storms is Director of Fund Administration and Vice- President of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of the Clough Global Equity Fund, Clough Global Opportunities Fund, Reaves Utility Income Fund, Financial Investors Trust, Financial Investors Variable Insurance Trust, and Assistant Secretary of Ameristock Mutual Fund, Inc.

N/A

Name, Age and Address	Position(s) Held with Funds/ Length of Time Served	Principal Occupation(s) During past 5 years* and other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

Erin Douglas Age - 29 1625 Broadway, Ste. 2200 Denver, CO 80202	Secretary/Since Inception

Ms. Douglas is Associate Counsel of ALPS. Ms. Douglas joined ALPS as Associate Counsel in 2003. Ms. Douglas is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Douglas is currently the Secretary of Financial Investors Trust, Clough Global Equity Fund, and Clough Global Opportunities Fund.

N/A

Brad Swenson Age - 33 1625 Broadway, Ste. 2200 Denver, CO 80202	Chief Compliance Officer/Since Inception

Mr. Swenson joined ALPS as Chief Compliance Officer (“CCO”) in May 2004. Prior to joining ALPS, Mr. Swenson served as the Senior Audit Manager at Janus Capital Group. Before joining Janus Mr. Swenson was a senior Internal Auditor for Oppenhiemer Funds. Because of his position with ALPS and ADI, Mr. Swenson is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Swenson is currently the CCO of Financial Investors Trust, Clough Global Equity Fund, Clough Global Opportunities Fund, Reaves Utility Income Fund, Wisdom Tree Trust, SPDR Trust, Midcap SPDR Trust, and DIAMONDS Trust.

N/A

INDEPENDENT TRUSTEES

Name, Age and Address	Position(s) Held with Funds/ Length of Time Served	Principal Occupation(s) During past 5 years* and other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

Andrew C. Boynton Age - 50 Carroll School of Management Boston College Fulton Hall 510 140 Comm. Ave. Chestnut Hill, MA 02467	Trustee/Since March 2005

Mr. Boynton is currently the Dean of the Carroll School of Management at Boston College. Mr. Boynton served as Professor of Strategy from 1996 to 2005 and Program Director of the Executive MBA Program from 1998 to 2005 at International Institute of Management Development, Lausanne, Switzerland (“IMD”). Prior to that he was an Associate Professor at the Kenan-Flagler Business School, University of North Carolina, Chapel Hill from 1994 to 1996, Visiting Professor at IMD, Lausanne, Switzerland from 1992 to 1994 and Assistant Professor, Darden School, University of Virginia from 1987 to 1992. Mr. Boynton is also a Trustee of the Clough Global Equity Fund and Clough Global Opportunities Fund.

3

Robert Butler Age - 65 12 Harvard Drive Hingham, MA 02043	Trustee/Since Inception

Mr. Butler is currently an independent consultant for businesses. Mr. Butler was President of the Pioneer Funds Distributor, Inc. from 1989 to 1998. He was Senior Vice-President from 1985 to 1988 and Executive Vice-President and Director from 1988 to 1999 of the Pioneer Group, Inc. While at the Pioneer Group, Inc. until his retirement in 1999, Mr. Butler was a Director or Supervisory Board member of a number of subsidiary and affiliated companies, including: Pioneer First Polish Investment Fund, JSC, Pioneer Czech Investment Company and Pioneer Global Equity Fund PLC. From 1975 to 1984 Mr. Butler was a Vice-President of the National Association of Securities Dealers. Mr. Butler is currently a Trustee of the Clough Global Equity Fund and Clough Global Opportunities Fund.

3

Name, Age and Address	Position(s) Held with Funds/ Length of Time Served	Principal Occupation(s) During past 5 years* and other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

Mr. Adam Crescenzi Age - 63 100 Walden Street Concord, MA 01742	Trustee/Since Inception	Mr. Crescenzi is a founding partner of Telos Partners, a business advisory firm founded in 1998. Prior to that, he served as Executive Vice President of CSC Index. Mr. Crescenzi is currently a Trustee of Dean College and Clough Global Equity Fund, Clough Global Opportunities Fund, and Chairman of the Board of Directors of Creative Realities and ICEX, Inc. Mr. Crescenzi is an active member of the strategie committee of the Patrons of Boston College McMullen Museum of Arts.	3

John F. Mee, Esq. Age - 62 1625 Broadway, Ste. 2200 Denver, CO 80202	Trustee/Since Inception	Mr. Mee is an attorney practicing commercial law, family law, products liability and criminal law. He was an instructor in the Harvard Law School Trial Advocacy Work-shop from 1990 to 2002. Mr. Mee is a member of the Bar of the Commonwealth of Massachusetts. He serves on the Board of Directors of Holy Cross Alumni Association and Board of Trustees of the Clough Global Equity Fund and Clough Global Opportunities Fund.	3

Richard C. Rantzow Age - 67 1625 Broadway, Suite 2200 Denver, CO 80202	Trustee/Since Inception	Mr. Rantzow was the Chief Financial Officer and a Director of Ron Miller Associates, Inc. (manufacturer). Prior to that, Mr. Rantzow was Managing Partner (until 1990) of the Memphis office of Ernst & Young. Mr. Rantzow is also Chairman of First Funds Trust and a Trustee of the Clough Global Equity Fund and Clough Global Opportunities Fund.	3

Jerry G. Rutledge Age - 61 2745 Springmede Court Colorado Springs, CO 80906	Trustee/Since Inception	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank, a Regent of the University of Colorado and a Trustee of Clough Global Equity Fund and Clough Global Opportunities Fund.	3

Item 2. Code of Ethics.

(a)    The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)    Not Applicable.

(c)    During the period covered, by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(d)    During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in 2 (a) above were granted.

(e)    Not Applicable.

(f)     The registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has as least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Richard C. Rantzow as the registrant’s “audit committee financial expert.”  Mr. Rantzow is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Mr. Rantzow was the Chief Financial Officer and a Director of Ron Miller Associates, Inc. Prior to that, Mr. Rantzow was managing partner of the Memphis office of Ernst & Young until 1990.

Item 4. Principal Accounting Fees and Services.

(a)           Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2006 and 2005 were $25,000 and $29,000 respectively.

(b)           Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 in 2006 and $0 in 2005.

(c)           Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,130 in 2006 and $900 in 2005.

(d)           All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $7,000 in 2006 and $25,500 in 2005.

(e)(1)       Audit Committee Pre-Approval Policies and Procedures:  All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee.

(e)(2)       No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2006 and $0 for 2005.

(h)           Not applicable.

Item 5.    Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

Andrew C. Boyton

Robert Butler

Adam D. Crescenzi

John F. Mee

Richard C. Rantzow, Committee Chairman

Jerry G. Rutledge

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the registrant’s policies and procedures.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of: March 31, 2006

Name	Title	Length of Service	Business Experience: 5 Years
Charles I Clough, Jr.	Partner and Portfolio Manager	Since Inception in 2000	Founding Partner Clough Capital Partners LP.
Eric A. Brock	Partner and Portfolio Manager	Since Inception in 2000	Founding Partner Clough Capital Partners LP.
James E. Canty	Partner and Portfolio Manager	Since Inception in 2000

Mr. Canty is a founding partner, Chief Financial Officer and General Counsel for Clough. Prior to founding Clough in 2000, Mr. Canty worked as a corporate and securities lawyer and Director of Investor Relations for Converse, Inc. from 1995 to 2000. He was a corporate and securities lawyer for the Boston offices of Goldstein & Manello, P.C. from 1993 to 1995 and Bingham, Dana and Gould from 1990 to 1993. Mr. Canty served as an Adjunct Professor at Northeastern University from 1996 to 2000. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd and Board of Trustees of Clough Global Equity Fund and Clough Global Opportunities Fund. Because of his affiliation with Clough, Mr. Canty is considered an “interested” Trustee of the Fund .

(a)(2)

As of March 31, 2006, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

PM Name	Registered Investment Companies	Other Pooled Investment Vehicles (1)	Other Accounts	Material Conflicts If Any

Charles I Clough, Jr.	3 Accounts $1,084.7 million Total Assets	3 Accounts $364.0 million Total Assets	3 Accounts $150.2 million Total Assets	See below (2)

Eric A. Brock	3 Accounts $1,084.7 million Total Assets	3 Accounts $364.0 million Total Assets	3 Accounts $150.2 million Total Assets	See below (2)

James E. Canty	3 Accounts $1,084.7 million Total Assets	3 Accounts $364.0 million Total Assets	3 Accounts $150.2 million Total Assets	See below (2)

(1)Advisory fee based in part on performance of accounts.

(2) Material Conflicts:

Material conflicts of interest may arise as a result of the fact that the Portfolio Managers also have day-to-day management responsibilities with respect to both the Fund and the various accounts listed above (collectively with the Fund, the “Accounts”). These potential conflicts include:

Limited Resources. The Portfolio Managers cannot devote their full time and attention to the management of each of the Accounts. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the Accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single Account. The effects of this potential conflict may be more pronounced where the Accounts have different investment strategies.

Limited Investment Opportunities. If the Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one Account, the investment opportunity may be allocated among several Accounts. This could limit any single Account’s ability to take full advantage of an investment opportunity that might not be limited if the Portfolio Managers did not provide investment advice to other Accounts.

Different Investment Strategies. The Accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the Accounts or decide that certain of the Accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more Accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Accounts.

Variation in Compensation. A conflict of interest may arise where Clough or Clough Associates, LLC, as applicable, is compensated differently by the Accounts that are managed by the Portfolio Managers. If certain Accounts pay higher management fees or performance-based incentive fees, the Portfolio Managers might be motivated to prefer certain Accounts over others. The Portfolio Managers might also be motivated to favor Accounts in which they have a greater ownership interest or Accounts that are more likely to enhance the Portfolio Managers’ performance record or to otherwise benefit the Portfolio Managers.

Selection of Brokers. The Portfolio Managers select the brokers that execute securities transactions for the Accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the Accounts that they manage, since the research and other services provided by brokers may be more beneficial to some Accounts than to others.

(a)(3) Portfolio Manager Compensation as of March 31, 2006.

The Portfolio Managers each receive a fixed base salary from Clough. The base salary for each Portfolio Manager is typically determined based on market factors and the skill and experience of each Portfolio Manager. Additionally, Clough distributes its annual net profits to the three Portfolio Managers, with Mr. Clough receiving a majority share and the remainder being divided evenly between Mr. Brock and Mr. Canty.

(a)(4) Dollar Range of Securities Owned as of March 31, 2006.

Portfolio Manager	Dollar Range of Equity Securities Held in Registrant (1)
Charles I. Clough, Jr.	100,001 – 500,000
Eric A. Brock	1 – 10,000
James E. Canty	10,001 – 50,000

(1)   This information is as of March 31, 2006. “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended.

Item 9. Purchases of Equity Securities by Closed-End Management Investment

Companies and Affiliated Purchasers.

None

Item 10. Submission of Matters to Vote of Security Holders.

There have been no material changes by which shareholder may recommend nominees to the Board of Trustees.

Item 11. Controls and Procedures.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)    There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended)  during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2)  The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)  Not applicable.

(b)  A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL ALLOCATION FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President

Date:	June 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL ALLOCATION FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	June 9, 2006

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer/Principal Financial Officer

Date:	June 9, 2006